Jubilant Life Sciences Ltd.

1-A Sector 16A

Institutional Area

Noida, UP 201301

India

December 27, 2012

Jubilant Cadista Pharmaceuticals Inc.

207 Kiley Drive

Salisbury, MD 21801

Re: Master Supply Agreement, dated as of May 27, 2011 (the “Master Supply Agreement”), by and between Jubilant Life Sciences Ltd., a company organized under the laws of India (“Jubilant”), and Jubilant Cadista Pharmaceuticals Inc., a Delaware corporation (“Cadista”)

Ladies and Gentlemen:

Reference is hereby made to the Master Supply Agreement. Unless otherwise defined in this letter agreement or the context indicates otherwise, each capitalized term used in this letter agreement shall have the meaning ascribed to it in the Master Supply Agreement.

The Parties desire to add new Products to the Master Supply Agreement. In accordance with the Master Supply Agreement, in order to add such new Products to the Master Supply Agreement, the Parties hereby amend Schedule 1 thereto, so that Schedule 1 will read in its entirety the same as Schedule 1 attached hereto, with the last 22 Products listed thereon being the new Products being added to the Master Supply Agreement.

The Parties also desire to amend the Master Supply Agreement, by amending the definition of “Product Specifications” contained thereIn. Accordingly, the definition of “Product Specifications” in the Master Supply Agreement is amended and restated to read in its entirety as follows:

“‘Product Specifications’ means the specifications for each of the Products that has received FDA approval as set forth in the ANDA or NDA, an applicable, for such Product as approved by the FDA.”

Except as amended hereby, the Master Supply Agreement shall continue in full force and effect unmodified.

*** Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been separately filed with the Commission.

Please acknowledge the agreement of Cadista Pharmaceuticals to the foregoing by executing a counterpart of this letter agreement and returning it to the undersigned.

Very truly yours

JUBILANT LIFE SCIENCES LTD.

By:	/s/Dev Kumar Singh
Name: Dev Kumar Singh
Title: GU Head

Accepted and Agreed to
as of the 27th day of December, 2012

JUBILANT CADISTA
PHARMACEUTICALS INC.

By:	/s/Kamal Mandan
Name: Kamal Mandan
Title: Chief Financial Officer

*** Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been separately filed with the Commission.

Schedule 1

Products

Product	Innovator Product	Dosage Form

LAMOTRIGINE CHEW TABLETS	Lamictal	5 and 25 MG

RISPERIDONE ODT	Risperdal® M-Tabs	0.5, 1, 2, 3, and 4 MG

PANTOPRAZOLE DR TABLETS	Protonix®	20 and 40 MG

DONEPEZIL TABLETS	Aricept®	5 and 10 MG

ESCITALOPRAM TABLETS	Lexapro	5,10,20MG

OLANZAPINE ODT	Zyprexa/ Zydis	5,10,15,20 MG

VALACYCLOVIR	Valtrex	500, 1000 MG

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

*** Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been separately filed with the Commission.